       As  filed  with  the  Securities and Exchange Commission on May 13, 1998
       Registration Nos. 33-94546, 333-07195, 33-94544, 333-07199 and 333-07111

=============================================================================================

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                                  -------------------
                            POST EFFECTIVE AMENDMENT NO. 1
                                      TO FORM S-8
                                REGISTRATION STATEMENTS
                                         Under
                              The Securities Act of 1933
                                  -------------------
                                SYPRIS SOLUTIONS, INC.
                (Exact name of Registrant as specified in its charter)
                                  -------------------

       Delaware                                               61-1321992
----------------------------                ----------------------------------------
(State of incorporation)                       (I.R.S. Employer Identification No.)

                                455 South Fourth Street
                              Louisville, Kentucky 40202
      (Address, including zip code, of Registrant's principal executive offices)
                                  -------------------
            SYPRIS SOLUTIONS, INC. 1994 STOCK OPTION PLAN FOR KEY EMPLOYEES
  (FORMERLY GROUP TECHNOLOGIES CORPORATION 1994 STOCK OPTION PLAN FOR KEY EMPLOYEES)
            SYPRIS SOLUTIONS, INC. INDEPENDENT DIRECTORS' STOCK OPTION PLAN
  (FORMERLY GROUP TECHNOLOGIES CORPORATION INDEPENDENT DIRECTORS' STOCK OPTION PLAN)
            SYPRIS SOLUTIONS, INC. STOCK OPTION PLAN DATED JANUARY 22, 1990
  (FORMERLY GROUP TECHNOLOGIES CORPORATION STOCK OPTION PLAN DATED JANUARY 22, 1990)
                               (Full title of the plans)
                                  -------------------
                                    JEFFREY T. GILL
                         President and Chief Executive Officer
                                Sypris Solutions, Inc.
                                455 South Fourth Street
                              Louisville, Kentucky  40202
                                    (502) 585-5544
   (Name, address, and telephone number, including area code, of agent for service)
                                  -------------------
                                      Copies to:
                                 ROBERT A. HEATH, ESQ.
                                Wyatt, Tarrant & Combs
                                  2800 Citizens Plaza
                              Louisville, Kentucky  40202
                                    (502) 589-5235

                            CALCULATION OF REGISTRATION FEE

===============================================================================================
                                        Proposed Maximum     Proposed Maximum    Amount of
Title of Securities       Amount to be   Offering Price      Aggregate Offering  Registration
 to be Registered          Registered      Per Share               Price            Fee
-----------------------------------------------------------------------------------------------
See Below.*                   N/A*           N/A*                  N/A*             N/A*
===============================================================================================

*   No  additional  securities are to be registered, and registration fees were paid upon filing of the  original  Registration  Statement  Nos. 33-94546, 333-
07195,  33-94544,  333-07199 and 333-07111. Therefore, no further  registration fee is required.
===============================================================================================

                      SYPRIS SOLUTIONS, INC.
                 POST-EFFECTIVE AMENDMENT NO. 1 TO
                REGISTRATION STATEMENTS ON FORM S-8


                         EXPLANATORY NOTE

          This Post-Effective Amendment No. 1 (the "Amendment") to those certain Registration Statements on Form S-8 (File Nos. 33-94546, 333-07195, 33-94544, 333-07199 and 333-07111) (the "Registration Statements") is
being filed pursuant to Rule 414 under the Securities Act of 1933, as amended (the "Act") by Sypris Solutions, Inc., a Delaware corporation ("Sypris" or the "Registrant"), which is the successor to Group Technologies Corporation, a Florida corporation ("GTC"), following a statutory merger effective on March 30, 1998 (the "Merger") for the purpose of changing GTC's state of incorporation. Prior to the Merger, Sypris had no assets or liabilities other than nominal assets or liabilities. In connection with the Merger, Sypris succeeded by operation of law to all of the assets and liabilities of GTC. The Merger was approved by the shareholders of GTC at a meeting for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

          Except as modified by this Amendment No. 1,  Sypris, by virtue of
this Amendment, expressly adopts  the   Registration  Statements as its own
registration statements for all purposes of the Act and the 1934 Act.

                              PART II

        INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

          The contents of the Registration Statements are incorporated herein by reference. In addition, the following documents filed with the Securities and Exchange Commission are incorporated by reference in this Amendment to the Registration Statements:

          (a) GTC's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

          (b) The Registrant's (as successor to GTC) Quarterly Report on Form 10-Q for the quarter ended March 29, 1998.

          (c) The Registrant's Current Report on Form 8-K filed April 14, 1998, as amended by the Registrant's Current Report on Form 8-K/A filed May 13, 1998.

          (d) The description of the Registrant's common stock, $.01 par value (the "Common Stock"), which is contained in the Registrant's current report on Form 8-K/A filed May 13, 1998, pursuant to Section 13 of the 1934 Act, including any amendment or report filed for the purpose of updating such description.

          All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all of the shares of the Common Stock offered have been sold or which deregisters all of the shares of Common Stock then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 4.   DESCRIPTION OF SECURITIES.

          Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Pursuant to Article IX of the Registrant's Certificate of Incorporation ("Article IX"), a director of the Registrant shall not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability
(i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. Article IX states that if the Delaware General
Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Registrant shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this section of Article IX by the stockholders of the Registrant shall not adversely affect any right or protection of a director of the Registrant existing at the time of such repeal or modification.

     Article XI of the Registrant's Certificate of Incorporation ("Article XI") provides that the Registrant shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party, or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer, employee or agent of the Registrant or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person. The Registrant shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the Board of Directors of the Registrant.

          Article XI provides that the Registrant shall pay the expenses of directors and executive officers of the Registrant, and may pay the expenses of all other officers, employees or agents of the Registrant, incurred in defending any proceeding, in advance of its final disposition, PROVIDED, HOWEVER, that the payment of expenses incurred by a director, officer, employee or agent in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director, officer, employee or agent to repay all amounts advanced if it should be ultimately determined that the director, officer, employee or agent is not entitled to be indemnified under Article XI or otherwise. If a claim for indemnification or payment of expenses under Article XI is not paid in full within sixty days after a written claim therefor has been received by the Registrant, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Registrant shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

          The rights conferred by Article XI shall not be exclusive of any other rights a claimant may have or acquire under any statute, provision of the Certificate of Incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise. The Registrant's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity, shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise. Any repeal or modification of Article XI shall not adversely affect any right or protection of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

          In addition, the Registrant maintains directors' and officers' liability insurance covering certain liabilities which may be incurred by directors and officers of the Registrant in connection with the performance of their duties.



ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   EXHIBITS.

          See Index to Exhibits on page 9.

ITEM 9.   UNDERTAKINGS.

          (a)  The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post- effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                    (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or 15(d) of the

          Securities Exchange  Act  of  1934  that  are   incorporated   by
          reference in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                            SIGNATURES

THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Littleton, State of Colorado, on the 21st day of April 1998.

                                   SYPRIS SOLUTIONS, INC.

                                   By:/S/ JEFFREY T. GILL
                                      Jeffrey T. Gill
                                      President and Chief Executive Officer


                        POWERS OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey T. Gill, David D. Johnson and Anthony C. Allen as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post-effective amendments to this Registration Statement, and to file the same with all exhibits thereto, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

     SIGNATURES                    TITLE                         DATE


/S/ JEFFREY T. GILL          President, Chief Executive          April 21, 1998
Jeffrey T. Gill              Officer and Director


/S/ DAVID D. JOHNSON         Vice President, Treasurer           April 21, 1998
David D. Johnson             and Chief Financial Officer
                             (Principal Financial Officer)

/S/ ANTHONY C. ALLEN         Vice President, Controller          April 21, 1998
Anthony C. Allen             and Assistant Secretary
                             (Principal Accounting Officer)

/S/ ROBERT E. GILL           Chairman of the Board               April 21, 1998
Robert E. Gill               and Director


                             Senior Vice President, Secretary    April __, 1998
R. Scott Gill                and Director


/S/ HENRY F. FRIGON          Director                            April 21, 1998
Henry F. Frigon


/S/ WILLIAM L. HEALEY        Director                            April 21, 1998
William L. Healey


/S/ ROGER W. JOHNSON         Director                            April 21, 1998
Roger W. Johnson


/S/ SIDNEY R. PETERSEN       Director                            April 21, 1998
Sidney R. Petersen


/S/ ROBERT SROKA             Director                            April 21, 1998
Robert Sroka

                         INDEX TO EXHIBITS


EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT                                 PAGE

4(a) Sypris Solutions, Inc. (formerly Group Technologies Corporation) 1994 Stock Option Plan for Key Employees (incorporated herein by reference to Exhibit 10.33.2 to the Form S-8 Registration No. 333-07111, filed on June 28,
               1996).

4(b) Sypris Solutions, Inc. (formerly Group Technologies Corporation) Independent Directors' Stock Option Plan (incorporated herein by reference to Exhibit 10.32.2 to the Form S-8 Registration No. 333-07111, filed on June 28,
               1996).

4(c) Sypris Solutions, Inc. (formerly Group Technologies Corporation) Stock Option Plan Restated effective on June 26, 1996, dated January 22, 1990 (incorporated herein by reference to Exhibit 10.28.1 to the Form S-8 Registration No. 333-07111, filed on June 28, 1996).

4(d)           Certificate  of  Incorporation  of  Sypris  Solutions,  Inc.
               (incorporated herein by reference to Appendix H to the Prospectus included in Group Technologies Corporation's Registration Statement on Form S-4/A No. 333-20299 filed February 12, 1998).

4(e) Bylaws of Sypris Solutions, Inc. (incorporated herein by reference to Appendix I to the Prospectus included in Group Technologies Corporation's Registration Statement on Form S-4/A No. 333-20299 filed February 12, 1998 ).


5              Opinion of Wyatt, Tarrant & Combs.                            10

23(a)          Consent of Wyatt, Tarrant & Combs (contained in Exhibit 5).   10

23(b)          Consent of Ernst & Young LLP                                  13

24             Power of Attorney (precedes signatures).



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